                                             EXHIBIT 10(i)112)
                        AGREEMENT BETWEEN
            CENTRAL HUDSON GAS & ELECTRIC CORPORATION
               AND NIAGARA MOHAWK POWER CORPORATION

          THIS AGREEMENT made as of March 30, 1994, by and between Central Hudson Gas & Electric Corporation, a New York corporation (Central Hudson), having an office at 284 South Avenue, Poughkeepsie, New York 12601 and Niagara Mohawk Power Corporation, a New York corporation (Niagara Mohawk), having an office at 300 Erie Boulevard West, Syracuse, New York 13202.

                           WITNESSETH:

          WHEREAS, Central Hudson, Consolidated Edison Company of New York, Inc. (Con Edison) and Niagara Mohawk entered into an agreement dated as of October 31, 1968 (Basic Agreement) concerning the Roseton Electric Generating Plant (Plant); attached to the Basic Agreement and made a part thereof are a number of related agreements including Appendix B Roseton Operating Agreement (Operating Agreement) and Exhibit VI, Option Agreement (Option Agreement);

          WHEREAS, the Option Agreement was executed on May 14,
1969 and recorded in the Orange County Clerk's Office on May 27,
1969 in Liber 1820 of Deeds at page 846; and

          WHEREAS, Central Hudson and Niagara Mohawk had previously amended the Option Agreement through that certain agreement made as of September 9, 1987 (Roseton Transfers
Agreement) to, among other things, supersede the Option Agreement as among themselves by such Roseton Transfers Agreement; and

          WHEREAS, in recognition of changed circumstances since the execution of the Roseton Transfers Agreement, Central Hudson and Niagara Mohawk find it to be desirable to terminate and cancel the Roseton Transfers Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the parties hereto agree that the Roseton Transfers Agreement made as of September 9, 1987 is hereby terminated and cancelled. Niagara Mohawk and Central Hudson shall cooperate in the preparation, filing with and support before the Public Service Commission of a request to withdraw the "Joint Petition of Central Hudson Gas & Electric Corporation and Niagara Mohawk Power Corporation" dated February 28, 1988 and to close the proceedings in Public Service Commission Case 88-E-036.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement by their duly authorized officers as of the day and year first above written.

Attest:                           CENTRAL HUDSON GAS &
                                       ELECTRIC CORP



(SGD.) ARTHUR R. UPRIGHT          (SGD.) ALLAN R. PAGE
       ARTHUR R. UPRIGHT                 ALLAN R. PAGE


Attest:                           NIAGARA MOHAWK POWER
                                       CORPORATION

(SGD.) ROSE M. YOUNG              (SGD.) CLEMENT E. NADEAU
       ROSE M. YOUNG                     CLEMENT E. NADEAU






















NIAGARA MOHAWK

                                                 March 30, 1994

Mr. Allan R. Page
Central Hudson Gas & Electric Corporation
284 South Avenue
Poughkeepsie, NY 12601

Dear Allan:

         This Letter of Understanding ("Agreement") will memorialize our understanding with regard to the disposition of the September
9, 1987 Roseton Amendment Agreement ("Amendment") between Niagara Mohawk and Central Hudson. The Amendment requires approval of the Public Service Commission ("PSC"). Central Hudson and
Niagara Mohawk ("Parties") filed a Joint Application for approval with the PSC which has not been acted upon by the PSC as of the date of this Letter. Instead of continuing to pursue approval of the Joint Application, Niagara Mohawk and Central Hudson have agreed to terminate the Amendment in consideration of the mutual covenants and understandings set forth below and have contemporaneously executed a separate agreement terminating the Amendment.

1. The covenants and understandings set forth in this letter shall in no way contravene the rights of all three cotenants under the Agreement dated October 31, 1968 by and between Central Hudson Gas & Electric Corporation, Consolidated Edison Company of New York, Inc. and Niagara Mohawk Power Corporation dealing with the Roseton Electric Generating Plant ("1968 Agreement") which includes all related agreements, including but not limited to Appendix B, Roseton Operating Agreement and, other than as specifically affected by paragraph 7 hereof, Exhibit VI Option Agreement. Nothing in this Agreement shall be construed to diminish in any fashion the authority of Central Hudson under the 1968 Agreement.

2. Central Hudson will discuss as soon as possible with Niagara Mohawk and Con Edison, pursuant to ARTICLE 8.3 of the Operating Agreement, the operation of Units 1 and 2 of the Plant on an alternating six-month basis.


3. The Parties agreed to enter into the power sales transactions specified on Attachments 1, 11, and III of this Agreement, which are incorporated herein and made a part of this Agreement, under Niagara Mohawk's wholesale power sales Tariff filed with the Federal Energy Regulatory Commission ("FERC") in FERC Docket NO. ER93-313-000, as may be amended or refiled.

4. Central Hudson has advised that if one or both units at the Roseton Plant are not expected to generate it will periodically solicit competitive bids for meeting its load requirements by issuing requests for proposals during the May 1995 through April 2004 time period. Based on Central Hudson's current load requirement Central Hudson will solicit bids for firm power deliveries for which the minimum amounts will be the following:

         I.   50 MW at 1 00% capacity factor and

         II. 50 MW at 1 00% capacity factor for all on peak hours and 30% capacity factor for all off peak hours.

         Future bids may differ from amounts and schedules stipulated in I and 11 herein. Niagara Mohawk shall have the right to better any offer (or offers) selected in response to solicitations up to 21 0 MW by Central Hudson. It is the understanding of the Parties that a better offer shall be any offer by Niagara Mohawk that has a total purchase cost that is less than the offer(s) selected by Central Hudson. In the event that multiple offers are required to achieve Central Hudson's desired capacity, up to 210 MW, Niagara Mohawk must only better each of the separate offers selected by Central Hudson.

5. Central Hudson shall have the right to an option, beginning 1/l/98 and extending through 12/31/04 for up to the annual amounts indicated under Reserved Capacity in the table below. However, in no instance, shall the amount selected by Central Hudson for the next year be less than the amount selected in the current year. Central Hudson will pay Niagara Mohawk $.XX per KW per month as a "Reservation Charge" for these options beginning 1/l/98 in accordance with the following:

              YEAR           RESERVED            MAXIMUM
                             CAPACITY            RESERVATION CHARGE
                                                 PAYMENT

              1/l/98         XX MW               $ XX,XXX
              1/1/99         XX MW               $XXX,XXX
              1/1/00         XX MW               $XXX,XXX
              1/1/Ol         XX MW               $XXX,XXX
              1/l/02         XX MW               $XXX,XXX
              1/l/03         XX MW               $XXX,XXX
              1/l/04         XX MW               $XXX,XXX

         XX XXXXXXXXXXX XXXXXX XXXXX XX XXX XXXXX XXX XXXX XXXX.

         Central Hudson shall provide Niagara Mohawk with at least one years prior notice to exercise its option for a given year. Should Central Hudson elect to exercise the capacity and/or energy option in a given year in accordance with the requirements above, the related Reservation Charge shall cease. Payment for energy and capacity shall be at a rate which is the lower of either the full cost of electricity supplied from the Roseton Station or a price offered by Niagara Mohawk which may be developed to better a bid selected by Central Hudson. XXX XXXXXXXXXXX XX XXX XXXX XXXX XX XXXXXXX XXXX XX XXXXX XXXX XXXXXXXX XXXXXXX XXXXXXX XX XXX XXXXXXXX XXXX XX XXX XXXXXXXX XXXX XXXXXXXXX XXX XXXXXXXXXXX XXXXXXX ("XXXXXXXX XXXXXX") XXXX XXXX XXXXXXX.
         A sample calculation shall be developed as part of the Power Sales and Option Agreement.

6. Central Hudson shall have the option to purchase a block(s) of capacity and associated energy (which individually or collectively shall not exceed) a total of 150 megawatts, unless Niagara Mohawk determines, as set forth below, that capacity is not available. The term of the purchasers) under the option(s) shall commence on January 1, 2001 and terminate December 31, 2004.

         Capacity will be considered available based on Niagara Mohawk forecasts of the availability of capacity above own load at the time of notice from Central Hudson plus wholesale sales obligations as of May 1, 1994 (191 MW) plus reserve requirements. Central Hudson shall provide Niagara Mohawk with at least three years advance notice to exercise its right to receive delivery of capacity and associated energy unless mutually agreed otherwise. Central Hudson may solicit competitive bids for this capacity. In the event that Central Hudson solicits competitive bids for capacity, Niagara Mohawk shall have the right to better any offer selected by Central Hudson in response to this solicitation. Such rates for energy and capacity shall be capped at the full cost of electricity supplied from the Roseton Station as defined in Section 5.

7. The 1968 option is hereby amended by and between the Parties hereto as set forth herein and superseded by such amendment as to the Parties hereto. The Option Agreement continues in full force and effect as to Central Hudson and Con Edison is not affected hereby.

         As between Niagara Mohawk and Central Hudson, Central Hudson shall not exercise its option under the 1968 Agreement with respect to Niagara Mohawk's 25% interest and Niagara Mohawk shall have an option to retain its 25% interest in the plant. Niagara Mohawk shall give Central Hudson written notice by May 31, 1999 that Niagara Mohawk is exercising its option. In the event that Niagara Mohawk does not provide Central Hudson with such written notice that it is retaining its 25% interest, that interest shall then be subject to exercise by Central Hudson of its option in regard to Niagara Mohawk's 25% interest in the 1968 Agreement. The Parties shall cooperate in obtaining all necessary approvals.

         Niagara Mohawk, for the period 2005 - 201 0, shall have the right to better any offer (or offers) selected in response to bid solicitations. It is the understanding of the Parties that a better offer shall be any offer by Niagara Mohawk that has a total purchase cost that is less than the offer(s) selected by Central Hudson.

         The provisions of Paragraphs 4, 5, 6, and 7 of this Agreement will be memorialized in a separate agreement (Power Sales and Option Agreement) to be completed by the Parties on or about July 1, 1994. Niagara Mohawk will file the Power Sales and Option Agreement with FERC and the Parties will use their best efforts to obtain FERC acceptance of such agreement. If the Parties fail to agree or FERC does not accept the Power Sales and Option Agreement or will accept R only with material modifications, the Parties will use their best efforts to agree on alternative terms. Niagara Mohawk will make all necessary filings with the New York State Public Service Commission except any informational filings Central Hudson must make as a purchaser hereunder.

8. Niagara Mohawk has advised Central Hudson that it utilizes an evaluation procedure termed Core Process Redesign (CPR) process to identify cost reduction opportunities at its generating stations. Niagara Mohawk will provide Central Hudson with background information on the CPR evaluation technique. Central Hudson will consider this process for the purpose of evaluating and improving the efficiencies of the operating and maintenance processes associated with the Roseton Generating Station. To the extent that it is judged to be applicable, Central Hudson will use its best efforts to complete an evaluation of the Roseton plant by December 31, 1994. Central Hudson's evaluation will entail the full discussion of its findings with the other two cotenants indicating actions that Central Hudson will plan to take as appropriate to reduce costs.

9. The Parties shall use their best efforts to identify and complete any additional documentation and agreements required to fully implement the understandings and agreements set forth herein. Further, the Parties shall cooperate and use their best efforts to obtain any necessary regulatory approvals to allow all of the terms and conditions of this Agreement to take effect.

10. The Parties recognize that the prices and rate terms for the purchases and sales of capacity and associated rights for the sale and purchase of power contemplated by this Agreement (collectively referred to as 'Transactions") constitute the commercially sensitive information of Niagara Mohawk. Accordingly, Central Hudson shall treat the price or rate terms of all Transactions hereunder or any related discussions/positions taken during the negotiation of a Transaction ("Confidential Material) as confidential. Confidential Matter furnished by Niagara Mohawk shall be for the sole and exclusive use of Central Hudson and Central Hudson shall not publish, disclose, or otherwise divulge the Confidential Matter to any person at any time prior to two years following the termination of a transaction without the prior written consent of an officer of Niagara Mohawk except as expressly provided herein.

         Central Hudson shall employ procedures established to prevent unauthorized disclosure or use of the Confidential Matter.

         If required by an order of a governmental or judicial body of competent jurisdiction, Central Hudson may release to such body Confidential Matter required by such order provided that it shall use its best efforts to cause that body to treat such information in a confidential manner and prevent such information from becoming part of the public domain. Upon receiving a request for any Confidential Matter from any governmental authority or subdivision or from any party in a proceeding pending before any court or administrative agency, Central Hudson shall provide Niagara Mohawk with notice and copies of said request for Confidential Matter and responses as soon as reasonably practicable. Central Hudson shall reasonably cooperate with Niagara Mohawk in exercising any applicable rights to oppose the disclosure of Confidential Matter in any such proceeding or before any such body.

         This Paragraph shall not apply to Confidential Matter (a) which was in the public domain at the time of disclosure hereunder; or (b) after it passes into the public domain by acts other than the acts of or caused by Central Hudson.

11.      Nothing in this agreement is intended to waive Central
         Hudson's rights, under the Federal Power Act, as a purchaser under the Niagara Mohawk FERC tariff.

12. It is understood that with respect to any solicitation of bids as may be provided in this Agreement, that there may be full disclosure to all bidders of any right of Niagara Mohawk to better any offer (offers) selected by Central Hudson.

         If the terms and conditions set forth above are consistent with our understanding, please indicate your acceptance by signing this letter in the space provided and returning one copy to me.

                                       Sincerely



                                       (SGD.) CLEMENT E. NADEAU
                                       Clement E. Nadeau
                                       Vice President
                                       Power Transactions and
                                       Planning


Attachments

Accepted by Central Hudson Gas and Electric Corporation:



(SGD.) ALLAN R. PAGE
       ALLAN R. PAGE 4/11/94

                                                 MARCH 30, 1994


                           Attachment I

                 NIAGARA MOHAWK POWER CORPORATION

                        POWER SALES TERMS

AMOUNT:                 XX MW

PRICE:                  $XX.XX per MWH

TRANSACTION START DATE: May 1, 1994

TRANSACTION START TIME: Hour ending 0100

TRANSACTION STOP DATE:  April, 30, 1995

TRANSACTION STOP TIME:  Hour ending 2400



SCHEDULING NOTES

1. Transaction is at 100% capacity factor, must take, no cut unless mutually agreed otherwise.


Acknowledged and Agreed to on behalf of
Central Hudson Gas & Electric Corporation:

By:              (SGD.) ALLAN R. PAGE

Title:   VICE PRESIDENT-CORPORATE SERVICES

Date:    4/11/94
                                                 MARCH 30, 1994
                          ATTACHMENT II
                 NIAGARA MOHAWK POWER CORPORATION
                        POWER SALES TERMS


AMOUNT:                 XX MW

PRICE:                  1.   $XX.XX XXX XXX XXX XXX XX XXXX
                             XXXXX XXXXXX XXXXXXX XXXXXXXX, XXXX
                             XXXXXX XXXX XXXXXXX XXXX XXXXXX
                             XXXX

                             2.   $XX.XX XXX XXX XXX XXX XXX XXXX
                                  XXXXX XXXXXX XXXXXXX XXXXXXXX, XXXX
                                  XXXXXX XXXX XXXXXXX XXXX XXXXXX
                                  XXXX, XXX XXX XXXXXX XXX XXXXXXXXXX
                                  XXXXXXXXXX XXXXXXXX.

TRANSACTION START DATE:      May 1, 1994

TRANSACTION START TIME:      Hour ending 0100

TRANSACTION STOP DATE:       April, 30, 1995

TRANSACTION STOP TIME:       Hour ending 2400

SCHEDULING NOTES:

1. Transaction is at 1 00% capacity factor, must take, no cut during on peak hours unless mutually agreed otherwise.
2. Transaction is at 30% capacity factor must take for off peak hours unless mutually agreed otherwise.
3. Estimated off peak schedule will be provided by Central Hudson to Niagara Mohawk by Friday at 1000 hours, detailing hours for the following week (Monday through Sunday) meeting 30% weekly capacity factor. Central Hudson may make changes to the hourly schedule on shift.

Acknowledged and Agreed to on behalf of
Central Hudson Gas & Electric Corporation:

By:            (SGD.) ALLAN R. PAGE
Title:   VICE PRESIDENT CORPORATE SERVICES
DATE:    4/11/94

                                                 March 30, 1994


                          ATTACHMENT III

                 NIAGARA MOHAWK POWER CORPORATION

                        POWER SALES TERMS

AMOUNT:                 Up to XXX MW

PRICE:                  XXXXXXX XX XXXXXX XXXXXXXXX XXX XXXXXX
                        XXX XXXXXXXX XX XXXXXXXXXXX XX
                        XXXXXXXXXXXX.

TRANSACTION START DATE: May 1, 1994

TRANSACTION START TIME: Hour ending 0100

TRANSACTION STOP DATE:  April, 30, 2004

TRANSACTION STOP TIME:  Hour ending 2400

SCHEDULING NOTES:

1. Central Hudson will provide Niagara Mohawk with daily, weekly or monthly requirements. Weekly requirements shall be provided (Monday through Sunday) by the previous Thursday at 1200 hours.

2. Niagara Mohawk will provide Central Hudson with amounts and prices by the previous Friday at 1000 hours for the designated time period.

3. The accepted schedule will be provided by Central Hudson to Niagara Mohawk by Friday at 1200 hours.


Acknowledged and Agreed to on behalf of
Central Hudson Gas & Electric Corporation:

By:               (SGD.) ALLAN R. PAGE
Title:   VICE PRESIDENT-CORPORATE SERVICES
Date:    4/11/94
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